SUPPLEMENT DATED MARCH 23, 2015
to

PROSPECTUS DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT ADVISOR VISTA

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
KBL VARIABLE ACCOUNT A

This supplement contains information regarding a change to an investment option that is available under your Contract.

Effective April 30, 2015, the name of the MFS® Research Bond Series will change to MFS® Total Return Bond Series.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Keyport NY 3/2015